Exhibit 10.10 (c)

AMENDMENT NUMBER TWO

to the

Warehouse Loan and Security Agreement

Dated as of February 10, 2000

As Amended and Restated to and included February 4, 2005

among

AAMES INVESTMENT CORPORATION

AAMES CAPITAL CORPORATION

AAMES FUNDING CORPORATION

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER TWO is made this 20th day of June, 2005, among AAMES INVESTMENT CORPORATION, AAMES CAPITAL CORPORATION and AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and included February 4, 2005, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers have requested the Lender to amend the Agreement to revise the definition of “Qualified Originator”;

WHEREAS, the Lender has requested the Borrowers to amend the Agreement to include certain financial covenants; and

WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of June 20, 2005, Section 1.01 of the Agreement is hereby amended by deleting the existing definition of “Qualified Originator” and replacing it with the following:

“Qualified Originator” shall mean (a) either Borrower, or (b) any other mutually agreed upon originator of Mortgage Loans.

SECTION 2. Effective as of June 20, 2005, Section 7.14 of the Agreement is hereby amended by deleting “[Intentionally Omitted]” and replacing it with the following:

“(a) Maintenance of Profitability. Aames Investment shall not permit Net Income before tax, generated over any two consecutive fiscal quarters, measured on the last day of each fiscal quarter, to be less than $1.00, commencing with respect to the two consecutive fiscal quarters ending on September 30, 2005.

(b) Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. Aames Investment shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time, from and after June 30, 2005, to be greater than 15.00 to 1.00.

(c) Maintenance of Ratio of Adjusted Indebtedness to Tangible Net Worth. Aames Investment shall not permit the ratio of Adjusted Indebtedness to Tangible Net Worth at any time, from and after June 30, 2005, to be greater than 5.50 to 1.00.”

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES INVESTMENT CORPORATION
(Borrower)

By:
Name:
Title:

AAMES CAPITAL CORPORATION
(Borrower)

By:
Name:
Title:

AAMES FUNDING CORPORATION
(Borrower)

By:
Name:
Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.
(Lender)

By:
Name:
Title: